UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 15, 2013

SIERRA MONITOR CORPORATION

(Exact name of registrant as specified in its charter)

California	000-7441	95-2481914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1991 Tarob Court

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 262-6611

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Sierra Monitor Corporation is hereby furnishing the following information under Regulation FD:

On July 15, 2013, Sierra Monitor Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its board of directors has declared a quarterly cash dividend of $0.01 per share of common stock, payable on August 15, 2013, to shareholders of record on August 1, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued on July 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA MONITOR CORPORATION

By:	/s/ Gordon R. Arnold
Gordon R. Arnold President

Date: July 15, 2013